     Investor Presentation  December 2020                                                                                                                                                                    Investor Presentation  March 2022  Driving Value to Dermatology Partners  Matching Patients with Clinics

 Safe Harbor Statement  This presentation includes "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995. These statements include but are not limited to the Company’s plans, objectives, expectations and intentions and may contain words such as “will,” “may,” “seeks,” and “expects,” that suggest future events or trends. These statements, the Company’s ability to migrate customers from the Pharos system to XTRAC® and to execute new service agreements to at least portions of the Pharos user base, to generate the growth in its core business, including transitioning capital equipment purchasers into recurring revenue users, to integrate the Pharos service business into the Company’s field service offering, the Company’s ability to develop social media marketing campaigns, and the Company’s ability to build a leading franchise in dermatology, are based on the Company’s current expectations and are inherently subject to significant uncertainties and changes in circumstances. Actual results may differ materially from the Company’s expectations due to financial, economic, business, competitive, market, regulatory, adverse market conditions or supply chain interruptions resulting from the coronavirus and political factors or conditions affecting the Company and the medical device industry in general, future responses to and effects of the COVID-19 pandemic and its variants including the distribution and effectiveness of the COVID-19 vaccines, as well as more specific risks and uncertainties set forth in the Company’s SEC reports on Forms 10-Q and 10-K. Given such uncertainties, any or all these forward-looking statements may prove to be incorrect or unreliable. The statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this presentation. The Company urges investors to carefully review its SEC disclosures available at www.sec.gov and www.strataskinsciences.com.   2

     3    Source: 1 Market Data Forecast Report 2021, Fortune Business Insights 2018, 2019  Addressing large markets for chronic skin diseases with differentiated laser-based treatments  Recurring revenue model drives repeat and sustainable revenues  Customer base of ~1K partner practices and growing  Sales driven by expanding device usage & new partner practices  Expanding international presence in key markets  Recent product acquisitions opening significant growth opportunity

Positioned for Growth Acceleration in the Treatment of Chronic Skin Conditions

New Leadership

- CEO
- CFO
- VP Marketing
- VP of Professional Relations
- Director of Business Operations
- 3 new Board Members

Commercial Focus and Execution

- DTC marketing analytics
- Direct to dermatologist marketing
- Partnering with advocacy groups
- Sales training and focus
- International organic growth and expansion

Acquisitions

- Pharos excimer laser business from Ra Medical Systems, Aug '21
- Theraclear® acne business from Theravant, Jan '22
- Pipeline of new indications

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     Large Unmet Need in Common and Chronic Dermatologic Conditions  5  ATOPIC DERMATITIS     PSORIASIS    VITILIGO    PSORIASIS: Autoimmune disease that causes the skin to regenerate faster than normal; characterized by red, itchy scaly patches (65% Mild; 25% Moderate; 10% Severe)~8 Million patients in the U.S.3 VITILIGO: Autoimmune condition due to a loss of melanocytes, characterized by patches of skin losing its pigment~5 Million patients in the U.S.4 ATOPIC DERMATITIS: Inflammatory condition characterized by red and itchy skin that flares-up periodically~18 Million patients in the U.S.5

 XTRAC® Treatments by Indication – United States  6  5%  80%  15%  Opportunities exist for expanding use for other approved indicationsVitiligo Eczema (Atopic Dermatitis)  #1use for XTRAC® lasers domestically  Psoriasis treatments remain

      XTRAC®: Psoriasis  7  After 4 tx  After 2 tx  Baseline   Clinical Protocol – 6.2 treatments to PASI 75  Beam of UVB light applied to the affected area  PASI – A 75% reduction in the Psoriasis Area and Severity Index (PASI) score (PASI 75) is the current benchmark of primary endpoints for most clinical trials of psoriasis  XTRAC®The treatment for Psoriasis  Promotes immunosuppression   UVB light induces apoptosis of the keratinocytes and T cells in the dermis  Induces alterations in cytokine profile

      XTRAC®: Vitiligo  8  Beam of UVB light applied to the affected area  XTRAC®The solution for Vitiligo  Results in re-pigmentation  UVB light reduces the immune system’s attack on the melanocytes  Simple, safe, effective + long-lastingExcimer laser  Baseline   After 18 tx  After 29 tx

     Multicenter Psoriasis Study7  124 patients were enrolled and 80 completed the protocol. 72% achieved at least 75% clearing in an average of 6.2 treatments. 84% of patients reached improvement of 75% or better after 10 or fewer treatments. 50% of patients reached improvement of 90% or better after 10 or fewer treatments. Common side effects included erythema, blisters, hyperpigmentation, and erosions, but were well tolerated.    Scalp Study9   All patients improved. 17/35 (49%) of patients cleared >95% (mean: 21 treatments; range: 6-52) and 16/35 (45%) cleared 50-95%. Conclusion – The excimer laser is a successful approach to treatment of psoriasis of the scalp, being a simple treatment that can be performed in a short period of time with a high rate of effectiveness.  Sample Studies from 150+ Clinical Studies    Vitiligo Study8  Out of 221 vitiligo patches treated, 50.6% showed 75% pigmentation or more, 25.5% achieved 100% pigmentation of their patches, and 64.3% showed 50% pigmentation or more. Lesions on the face responded better than lesions elsewhere. Conclusion: The 308-nm xenon chloride excimer laser is an effective and safe modality for the treatment of vitiligo, with good results achieved in a relatively short duration of time.    Pediatric Study10  4 children with a mean age of 11.0 years and 12 adults with a mean age of 48.8 years completed the protocol. Both the children and the adult groups yielded a significant decrease in psoriatic severity scores of their respective target lesions. The children’s group had a greater reduction (91.3% reduction) as compared to the adult treatment group (61.6% reduction).   9

   Treatment Options Addressing Psoriasis Indication6  10      XTRAC  NB-UVB*  Topical Steroids  Non-biologic Systemics   Biologics   Approximate Costs ($)  Cost competitive  1K-3K  3K-9K  1K -7K  1K  32K-68K  Clinical Impact  Better clinical outcomes (PASI%75)   92%  71%  75%  48%  50-70%  Speed of Onset (in weeks)  Very fast rate of response  5  10  3  14  12  Days of Actual Care  Least days of actual care  18  80  294  52  12-65  Remission  Remission without maintenance  2.5 months  Continued withmaintenance  Continued withmaintenance  Continued withmaintenance  Continued withmaintenance  Adverse Events  Least significant side effects  MildTemp  MildTemp  Mild-ModTemp-Lasting  Mild-SevereTemp-Lasting  Mild-SevereTemp-Lasting    *Narrow band UVB Light Therapy  Source: "Therapies for Psoriasis: Clinical and Economic Comparisons“ in the November 2020 issue of the Journal of Drugs in Dermatology.

       Best-in-class Excimer TREATMENT    XTRAC® is the Leader in Targeted 308nm Excimer Laser Therapy   11  Safe & Effective Treatment  150+ Peer-Reviewed Clinical Studies  Economical for Patients and Payors  Win-Win for Providers and their Patients

   Growing Installed Base Drives Recurring Revenue Model  12  01/01/19  Systems   12/31/19  1/01/20  12/31/20  Systems   12/31/21  01/01/21  Systems   Net Installed Base Growth 2019-2021  25% growth in installed base over the last 3 years  Actively redeploying under utilized devices  Group and international placements help drive growth    +160  -76    +106  -76    +169  -85  +84 net  +30 net  +84 net

 A True Partnership – Delivering a Complete Business Solution  13  Clinical Support  Reimbursement Support  Call Center Support  Field Service Support  Consumables and Parts  Laser Upgrades  Co-pay Assistance  DTC Marketing

           Key Priority: Driving Commercial Execution  14  Sustain investment in DTC marketing  Continue to focus and grow high-volume accounts  Drive increased utilization across all indications  Increase marketing to drive awareness among derms  Historical trends show positive correlation between DTC investment and revenue growth  High-volume accounts in Q4, 2021 accounted for 54% of recurring revenues  Expand usage for all approved indications beyond psoriasis to further drive revenue growth opportunities with existing partners   Direct to Derm marketing – Increasing clinical data to support all indications and reinforce safety, efficacy and cost benefit to patients and clinics

   Domestic Market: – Sales and Service Engine  Overview4 Regions30 Sales Territories2 National Account Managers15 Field Service TechsIn-House Call Center to Qualify LeadsPredominant Provider of Excimer Laser Treatments  15  Territories color coded

XTRAC® Installed Base – Multiple Growth Drivers

XTRAC Growth in Groups


12/31/21
890
312*
1,962
12/31/20
820
251*
1,673
12/31/19
746
86*
1,200
XTRAC Partners
Group Clinics

* Combination of new XTRAC placements and clinic acquisitions

Expansion into Group Clinic Roll Ups

- 1,962 clinics owned by 49 roll-up groups
- Opportunity to place multiple devices w/agreement
- 312 devices placed at 12/31/21, up from 251 at 12/31/20

Comebacks

- 300-400 clinics own excimer lasers
- Conversion to XTRAC partnership leads to immediate revenue
- 48 Comebacks in 2021, up from 23 at 12/31/20

International

- Current Markets: China, Japan, Saudi Arabia, S. Korea, Israel
- Insurance covered in most markets
- Usage per device higher than U.S. market
- 1,300 devices sold and in service
- 54 International partner XTRAC® clinics (up from 10 in 2019)



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     Acquired the U.S. Dermatology Business of Ra Medical Systems  17        Provides STRATA with the opportunity to market its full business solution to Ra Medical’s existing customer base of 250+ active accountsPositions STRATA as the predominant provider of excimer laser treatments in the U.S.Thru 12/31/2021 successfully converted 30 of 73 Pharos users who have come off service agreementsAn additional 155 come off service agreements in 2022Pharos business anticipated to be accretive in Q1 2022

         Theraclear Acquisition  18    Substantially broadens STRATA’s opportunity with expansion potential into the estimated $5.5B acne care market    Creates robust pipeline of opportunities to target conditions beyond acne with a unique light treatment approach     Reinforces STRATA’s vision to be the premier provider of medical devices to dermatology community    Leverages STRATA’s innovative marketing platform, commercial team and worldwide distributor network      Addresses Multiple Causes of Acne in a Single Treatment

Executive Management Team: 100+ yrs. dermatology experience

Robert (Bob) J. Moccia, CEO	Encore Dermatology, Precision Dermatology, Medicis Pharmaceuticals, Graceway Pharmaceuticals, Bioglan Pharmaceuticals, Stiefel Laboratories, Dermik Laboratories (RPR)
Chris Lesovitz, CFO	Encore Dermatology, Iroko Pharmaceuticals
Shmuel Gov, VP of Operations, General Manager, Carlsbad	PhotoMedex, U.S.R. Electronic Systems Ltd., Galor Ltd.: Negevtech Inc, Orbotech Inc. (a KLA company)
Brent Cowgill, VP Marketing	Encore Dermatology, Vantage Marketing Group, Graceway Pharmaceuticals, Bristol Myers Squibb
Keith Simeone, VP Sales	PhotoMedex Inc.: Sales Director, ForTec Medical
John Bagdasarian, VP Professional Services	Incyte, EPI Health, Alcaris Therapeutics, Valeant Pharmaceuticals, Graceway Pharmaceuticals, 3M Pharmaceuticals
Jay Sturm, General Counsel	Mela Sciences, Volcano Capital LLC, GC Vital Signs, Inc.

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 Fourth Quarter and Full Year 2021 Financial Highlights  20  Fourth Quarter and Full Year 2021 Financial HighlightsPreliminary, unaudited total revenue is expected to range from $8.8 million to $9.2 million, compared to $6.7 million in the fourth quarter of 2020Preliminary, unaudited total revenue for the full year 2021 is expected to range from $29.7 million to $30.1 million, compared to $23.1 million for the full year 2020Cash and cash equivalents, including restricted cash was $12.5 million as of December 31, 2021, as compared to $18.1 million as of December 31, 2020Fourth Quarter 2021 Operational HighlightsPlaced 34 domestic XTRAC systems, resulting in net systems placed in U.S. dermatologists’ offices of 890, of which 18 are comebacks from previous excimer device owners Increased international partner XTRAC clinics to 54, up from 28 in 2020 and 10 in 2019Converted 17 Pharos systems acquired from Ra Medical’s U.S. dermatology business to STRATA’s recurring revenue model

   Commercial Drivers in 2022  21  Continue DTC advertising campaign with social media   XTRAC® Awareness: Co-Op advertising to suitable patients (digital + print)   Develop patient advocacy partnerships   Broadened commercial strategy to expand use within partner practices  Added emphasis on professional relations and clinical communications  Sponsorship of select dermatology conferences and trade shows  Insurance coverage gap analysis and activity (vitiligo, atopic dermatitis)  Sales force training and execution  Grow installed base and redeploy under-utilized devices   Continue transition and integration of Ra Medical’s Pharos customers   Launch new acne device based on acquired technology from Theravant

 STRATA Key Investment Takeaways  22        Differentiated Treatment providing a Win-Win-Win for Patients + Clinics + Payers  Addressing Large and Growing Markets +Positioned for Inorganic Growth  Proven Business Model to Expand + Achieve Sustainable Results and Shareholder Returns

     Investor Presentation  December 2020                                                                                                                                                                                                                                                                                                                                                                        Thank You

     Investor Presentation  December 2020                                                                                                                                                                                                                                                                                                                                                                        Appendix

Board of Directors

William Humphries **Chairman of the Board and Governance & Compensation Committee**	CEO, Isosceles Pharmaceuticals, Inc. former President & Group Chairman Ortho Dermatologics, Merz Pharmaceuticals, Stiefel Pharmaceuticals, Allergan Pharmaceuticals
Dr. Uri Geiger	CEO Accelmed Inc. CEO Exalenz Bioscience, GalayOr Networks
Nachum Shamir **Governance & Compensation Committee Chairman and Audit Committee**	Chairman & CEO Luminex Corporation, CEO Given Imaging
Samuel Rubinstein **Audit Committee and Governance & Compensation Committee**	Chairman of Board Trima Pharmaceuticals, former CEO & General Manager Taro Pharmaceuticals, Inc.
Douglas Strang **Audit Committee Chairman**	Former partner PWC, Head of Global Pharmaceuticals & Life Science Advisory, US Pharmaceutical & Life Science Leader
Dr. Patricia Walker **Audit Committee**	Private Practice Dermatologist, previously: President and Chief Scientific Officer of Brickell Biotech Inc, Chief Medical Officer at Kythera Biopharmaceuticals, prior to becoming the Chief Medical Officer at Allergan Medical–she was VP Dermatology Therapeutic Area, Inamed's Executive Vice President and Chief Scientific Officer, Clinical faculty member at University of California Irvine's Dept. of Dermatology
Robert J. Moccia **President & CEO**	CEO STRATA Skin Sciences, CEO Encore Dermatology, Inc. CEO Precision Dermatology, Inc.

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Financial Metrics

	2018	Q1 '19	Q2 '19	Q3 '19	Q4 '19	2019	Q1 '20	Q2 '20	Q3 '20	Q4 '20	2020	Q1 '21	Q2'21	Q3'21
Dermatology recurring revenue	**$21,053**	$5,312	$5,839	$5,991	$6,571	**$23,713**	$5,701	$2,796	$3,835	$5,077	**$17,409**	$4,679	$5,452	$5,710
Dermatology equipment revenue	**8,802**	2,171	1,886	1,489	2,327	**7,873**	1,029	1,234	1,778	1,640	**5,681**	1,148	1,930	2,001
Total revenue	**$29,855**	$7,483	$7,725	$7,480	$8,898	**$31,586**	$6,730	$4,030	$5,613	$6,717	**$23,090**	$5,827	$7,382	$7,711
Domestic partner installed base	**746**	754	764	784	820	**820**	822	789	813	832	**832**	837	848	880
International installed base	**0**	0	0	2	10	**12**	16	17	24	28	**28**	34	41	49
Average recurring revenue/device*	**$7,055**	$7,045	$7,643	$7,622	$7,917	**$7,571**	$6,803	$3,469	$4,582	$5,903	**$5,145**	$5,372	$6,133	$6,146
Dermatology recurring revenue margin	**65%**	66%	70%	67%	77%	**70%**	68%	51%	64%	74%	**67%**	68%	70%	74%
Total Company margin	**57%**	62%	64%	62%	74%	**64%**	65%	49%	58%	68%	**61%**	64%	65%	70%

* Total recurring revenue over total installed base
** Company estimates not provided
* See press release dated November 10, 2021 for definitions of non-GAAP measures

Unaudited quarterly results

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 Partner Academic Institutions  27

 Strata Dermatology Markets Addressed  Psoriasis  Eczema (Atopic Derm.)  Vitiligo  Acne  28  Psoriasis Treatment Market* Size (2019 to 2027)2019 Global Market Value of $20.1B USD 1Projected Market Value of $40.6B USD by 2027 1CAGR of 9.2% 2020-2027 1  Eczema Treatment Market* Size (2020 to 2026)2020 Global Market Value of $11.8B USD2Projected Market Value of $21.8B USD by 20262CAGR of 13.1% 2021-20262  1 Fortune Business Insights Market Report 2019; 2016-2018 historical, 2019 base year, 2020-2027 projected2 Market Data Forecast Analysis Report 2020; 2020 base year, 2021-2026 projected 3 Fortune Business Insights Market Report 2018; 2015-2017 historical, 2018 base year, 2019-2026 projected* Treatment market(s) include Rx drug therapies  Vitiligo Treatment Market* Size (2018 to 2026)2018 Global Market Value of $1.2B USD3Projected Market Value of $1.9B USD by 20263CAGR of 5.8% 2019-20263  Acne Treatment Market* Size (2019 to 2027)2019 Global Market Value of $7.7B USD3Projected Market Value of $11.1B USD by 20273CAGR of 4.6% 2020-20273

     Growing Demand for Drug-Free Treatment Options  29  Source: Dermatology Devices Report, Grand View Research 2021 Base year 2020, historic information 2016 to 2019, and forecast 2021 to 2028   USD Millions  USD Millions  $7.1B  $34.1B  $5.1B  $993M    Projected CAGR +21.2%2021-2028    Projected CAGR +19.9%2021-2028

Footnotes

1. **Company estimates**
2. **Historical phototherapy utilization.** Trend in phototherapy utilization among *Medicare* beneficiaries by billing code across all providers, 2000 to 2015. *HCPCS, Healthcare Common Procedure Coding System*; *PUVA*, *psoralen* plus ultraviolet A; *UVB*, ultraviolet B
3. **National Eczema Association**
4. **The Vitiligo Foundation**
5. **National Psoriasis Foundation**
6. **"Therapies for Psoriasis: Clinical and Economic Comparisons"** in the November 2020 issue of the *Journal of Drugs in Dermatology*
7. **Multicenter Psoriasis Study** - *Feldman SR, Mellen BG, Housman TS, Fitzpatrick RE, Geronemus RG, Friedman PM, Vasily DB, Morison WL. Efficacy of the 308-nm excimer laser for treatment of psoriasis: Results of a multicenter study. J Am Acad of Dermatol; vol. 46, no. 6, June 2002, pp. 900-906*
8. **Vitiligo Study** - *Suhail Hadi, Patricia Tinio, Khalid Al-Ghaithi, Haitham Al-Qari, Mohammad Al-Helalat, Mark Lebwohl, and James Spencer. Photomedicine and Laser Surgery. Treatment of Vitiligo Using the 308-nm Excimer Laser. Jun 2006.ahead of printhttp://doi.org/10.1089/pho.2006.24.354*
9. **Scalp Study** - *Morison WL, Atkinson DF and Werthman L. Effective treatment of scalp psoriasis using the excimer (308nm) laser. Photodermatol Photoimmunol Photomed 2006; 22: 181-183*
10. **Pediatric Study** - *Pahlajani N, Katz BJ, Lonzano AM, Murphy F and Gottlieb A. Comparison of the Efficacy and Safety of the 308nm Excimer laser for the Treatment of Localized Psoriasis in Adults and in Children: A Pilot Study. Pediatric Dermatology Vol. 22 No. 2, March/April 2005, pp. 161-165*

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